UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
 ___________________________________

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2014
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 Booz Allen Hamilton Holding Corporation
(Exact name of Registrant as specified in its charter)
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Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (703) 902-5000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2014, the Board of Directors (the "Board") of Booz Allen Hamilton Holding Corporation (the "Company") increased the size of the Board from ten to eleven members and elected Gretchen W. McClain as a new member of the Board, effective September 2, 2014, upon the recommendation of the Company's Nominating and Corporate Governance Committee. Ms. McClain will serve for a term expiring at the Company’s 2015 annual meeting of stockholders. Ms. McClain has been appointed to serve on the Board’s Compensation Committee.

Ms. McClain most recently served as Chief Executive Officer for Xylem, Inc., and has had a distinguished career in technology and aerospace. McClain was the founding CEO of Xylem when the company was formed and taken public from the spinoff of the water businesses of ITT Corporation. She joined ITT in September 2005 as the President of its Residential and Commercial Water business, and was named President of ITT Fluid Technology in March 2007, and promoted to SVP and President of ITT Fluid and Motion Control in December 2008. Prior to joining ITT, McClain served in senior executive positions at Honeywell Aerospace, including Vice President and General Manager of the Business, General Aviation, and Helicopters (BGH) Electronics Division, Vice President for Engineering and Technology as well as for Program Management in Honeywell Aerospace’s Engines, Systems, and Services Division.

Ms. McClain will receive the pro rata portion of the standard compensation for service on the Board. For the period beginning on August 1, 2014 through July 31, 2015, the standard compensation for the Company’s unaffiliated directors is equal to $180,000, to be paid $80,000 in restricted shares of Class A Common Stock of the Company, par value $0.01 (the "Restricted Common Stock"), granted under our Equity Incentive Plan, and $100,000 in either cash, Restricted Common Stock, or a combination thereof as elected by the director. In addition, the Company will enter into an indemnification agreement with Ms. McClain pursuant to which the Company is required to indemnify Ms. McClain against certain liabilities which may arise by reason of her status or service as a director and to advance expenses to her, subject to reimbursement if it is determined that she is not entitled to indemnification. The form of such indemnification agreement has been filed as exhibit 10.23 to the Company’s Registration Statement on Form S-1, initially filed with the Securities and Exchange Commission on June 21, 2010, as last amended on November 8, 2010.

A copy of a press release dated September 2, 2014 announcing Ms. McClain’s appointment to the Board is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 2, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY: /s/ Nancy J. Laben
Nancy J. Laben
Executive Vice President and General Counsel
Date: September 2, 2014

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 2, 2014